Exhibit 31



                                  Certification
                                  -------------

I, Ahmass L. Fakahany, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Merrill Lynch Preferred Capital Trust III and Merrill Lynch Preferred Funding III, L.P.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrants as of, and for, the periods presented in this report;

4. The registrants' other certifying officer(s)* and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrants and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to each registrant, including each registrant's consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of each registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in each registrant's internal control over financial reporting that occurred during each registrant's most recent fiscal quarter (each registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, each registrant's internal control over financial reporting; and

5. Each registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to each registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect each registrant's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in each registrant's internal control over financial reporting.


                               MERRILL LYNCH PREFERRED CAPITAL TRUST III


                               By: /s/ AHMASS L. FAKAHANY
                                   ---------------------------------------------
                               Name:   Ahmass L. Fakahany *
                               Title:  Regular Trustee


                               MERRILL LYNCH PREFERRED FUNDING III, L.P.

                               By: MERRILL LYNCH & CO., INC., as General Partner


                               By: /s/ AHMASS L. FAKAHANY
                                   ---------------------------------------------
                               Name:   Ahmass L. Fakahany *
                               Title:  Executive Vice President and
                                       Chief Financial Officer

Dated:  August 7, 2003
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* Ahmass L. Fakahany functions as the equivalent of the Chief Executive Officer and Chief Financial Officer of each of the Trust and the Partnership for purposes of Section 302 of the Sarbanes-Oxley Act of 2002.